SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 20, 1999

                               AMERICASBANK CORP.

             (Exact name of registrant as specified in its charter)


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
      Maryland                        000-22925                        52-1948980
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(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer Identification No.)
  of incorporation)
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                   3621 East Lombard Street
                   Baltimore, Maryland                    21224
               ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (410) 825-5580

         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

      On September 2, 1999, the Board of Governors of the Federal Reserve System (the "Federal Reserve") approved the Registrant's application to own all of the capital stock of AmericasBank (the "Bank"), the Registrant's wholly owned subsidiary, upon the conversion of the Bank from a federal stock savings bank to a Maryland commercial bank, and to become a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Holding Company Act"). On September 2, 1999, the Federal Reserve also approved the Bank's application to become a member bank upon its conversion from a federal stock savings bank to a Maryland commercial bank

      On September 15, 1999, the Commissioner of Financial Regulation of the State of Maryland (the "Bank Commissioner") approved, effective as of 9:00 a.m. September 20, 1999, the conversion of the Bank from a federal stock savings bank to a Maryland commercial bank. The Commissioner also approved the Bank's opening of an office in Towson, Maryland, with that office becoming the Bank's headquarters, and the Bank's office at 3621 East Lombard Street, Baltimore, Maryland 21224 becoming a branch office.

      As a result of the foregoing approvals, effective as of September 20, 1999, the Registrant became a bank holding company under the Holding Company Act and the Bank commenced operations as a Maryland commercial bank with its headquarters located at 500 York Road, Towson, Maryland 21204 and a branch office located at 3621 East Lombard Street, Baltimore, Maryland 21224.

      As a result of the conversion, William A. Fogle, Jr. and Norman H. Katz resigned as directors of the Registrant and the Bank and Baldev Singh resigned as a director of the Registrant, pending approval from the Federal Reserve of their service as directors. The Registrant and the Bank intend to re-appoint these persons as directors once regulatory approvals are received.

      On September 16, 1999, the Bank issued a press release regarding the conversion of the Bank and the foregoing approvals. The text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein. The press release contains certain forward-looking statements based on current expectations, and which entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Such risks and uncertainties include the Registrant's limited operating history and history of losses; risks related to commercial, construction and consumer lending; risks related to new management; impact of interest rate volatility on deposits; interest rate, lending and other risks associated with the loans acquired from Rushmore; risk of loan losses; risk of branch expansion strategy; ability to develop and market new banking products; impact of government regulation on operating results; risks of competitive market; impact of monetary policy and other economic factors on operating results; uncertainty as to effects of proposed federal legislation; developments in technology; and Year 2000 issues. The Registrant's actual results could differ materially from those discussed herein. Additional risk are discussed in the Registrant's periodic filings with the Securities and Exchange Commission, including those risks identified in the Company's annual report on Form 10-KSB for the year ended December 31, 1998 and its quarterly reports on Form 10-QSB for the quarters ended March 31, 1999


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and June 30, 1999, which discussion is incorporated in this press release by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits:

           99.1 Press Release dated September 16, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICASBANK CORP.


Date: September 24, 1999            By:    /s/ J. Clarence Jameson, III
                                        --------------------------------------
                                               J. Clarence Jameson, III,
                                        Chief Executive Officer and President